                       See Explanatory Note on Page 2

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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.   20549

                                FORM 8-K/A

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 16, 2006
                                                       -----------------


                         OHIO CASUALTY CORPORATION
          (Exact name of registrant as specified in its charter)

            OHIO                      0-5544                31-0783294
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

                 9450 Seward Road, Fairfield, Ohio  45014
           (Address of principal executive offices) (Zip Code)

                              (513) 603-2400
           (Registrant's telephone number, including area code)

                              Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Explanatory Note
----------------

This Form 8-K/A amends the Registrant's Form 8-K originally filed on February 16, 2006 to revise ITEM 9.01(c) to include as exhibit 10.3 the form of agreement for the 2006 Long-Term Incentive Award, which was not available at the time of filing of the original Form 8-K.

ITEM 1.01. Entry into a Material Definitive Agreement
---------

(a) On February 16, 2006, the Board of Directors of The Ohio Casualty Corporation (the "Corporation") approved The Ohio Casualty Insurance Company 2006 Senior Officer Annual Incentive Program (the "Program"). The Program is designed to give eligible participants the opportunity to receive an incentive bonus based on corporate operating income and controllable expense ratio, as well as business unit and individual performance. Incentive bonuses for officers in the Company's Personal Lines, Commercial Lines and Specialty Lines (collectively, "Business Units") will be based 50% on corporate operating income and controllable expense ratio and the remaining 50% on their respective business unit's combined ratio and premium. For all other officers, the incentive will be based on corporate operating income and controllable expense ratio.
     A copy of the Program is attached hereto as Exhibit 10.1 and hereby incorporated by reference.

(b) On February 16, 2006, the Board of Directors of the Corporation also approved the 2006 Officer Long-Term Incentive award which includes performance based stock units and cash for the performance period beginning January 1, 2006 and ending on December 31, 2008. The payout under this award is based on a combination of two measures. The payout will first be calculated based on cumulative after tax operating income with subsequent adjustment up or down based on the Company's total shareholder return during the performance period compared to the total shareholder returns of a pre-determined group of 17 industry peers for the same period. Included as Exhibit 10.2 and incorporated by reference to this Item 101(b) is the schedule of the potential payouts under the 2006 Officer Long-Term Incentive Award for executive officers of the Corporation. The form of agreement for the 2006 Long-Term Incentive Award will be filed once available as an amendment to this Form 8-K.

(c) On February 16, 2006, the Board of Directors of Ohio Casualty Corporation awarded to Mr. Dan R. Carmichael, President and Chief Executive Officer, a Freestanding Stock Appreciation Right to purchase 100,000 shares of Ohio Casualty Corporation at an exercise price of $31.51 per share, which was the fair market value of the Company's shares as of February 16, 2006. This award was made pursuant to the terms of Mr. Carmichael's employment agreement with the Company.
     The Freestanding Stock Appreciation Rights agreement is substantially in the form of the Freestanding Stock Appreciation Rights agreement included as exhibit 10.3 to the Form 8-K filed by the Company on December 5, 2005 and is hereby incorporated by reference.

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ITEM 9.01.  Financial Statements and Exhibits.
---------

(c)  Exhibits

     Exhibit No.   Description
     ----------    -----------

        10.1 The Ohio Casualty Insurance Company 2006 Senior Officer Annual Incentive Program.

        10.2 Schedule of potential payouts under the 2006 Officer Long-Term Incentive Award for executive officers of the Corporation.

        10.3       Form of Agreement for the 2006 Long-Term Incentive Award








                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       OHIO CASUALTY CORPORATION
                                       -------------------------
                                              (Registrant)






March 14, 2006                         /s/ David L. Santez
                                       -------------------------------------
                                       David L. Santez, Assistant Vice
                                        President, Associate General Counsel
                                        and Assistant Secretary

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                               Exhibit Index
                               -------------


                        Current Report on Form 8-K
                          Dated February 16, 2006


Exhibit No.    Description
----------     -----------

   10.1 The Ohio Casualty Insurance Company 2006 Senior Officer Annual Incentive Program.

   10.2 Schedule of potential payouts under the 2006 Officer Long-Term Incentive Award for executive officers of the Corporation.

   10.3        Form of Agreement for the 2006 Long-Term Incentive Award